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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2006

                                 SOUTHWEST WATER
                                     COMPANY
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                   0-8176               95-1840947
(State or Other Jurisdiction of     (Commission          (IRS Employer
Incorporation or Organization)      File Number)       Identification Number)

                              ONE WILSHIRE BUILDING
                       624 SOUTH GRAND AVENUE, SUITE 2900
                       LOS ANGELES, CALIFORNIA 90017-3782
          (Address of Principal Executive Offices, including zip code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(a) Change of Control Severance Agreement. On April 17, 2006, the Board of Directors of Southwest Water Company, a Delaware corporation (the "Company") approved the form of a Change of Control Severance Agreement. All "named executive officers," as that term is defined in Item 402(a)(3) of Regulation S-K, other than Anton C. Garnier, are eligible to enter into the Change of Control Severance Agreement ("Agreement"), should they wish to do so. The Board of Directors of the Company may, from time to time, permit other key employees of the Company to enter into the Agreement. The Change of Control Severance Agreement has a term of three (3) years subject to automatic renewal for three-year terms, unless a 90-day notice of non-renewal is given prior to the expiration of a current term. The Agreement terminates prior to a change of control upon the termination of employment of the named executive officer or other participants. The Agreement provides that the named executive officers or other participants will, upon a change of control (as defined in the Agreement), be entitled for a period of two (2) years thereafter, to a severance payment if such person's employment is terminated by the named executive other than participants for good reason (as defined in the Agreement) or by the Company for other than good cause (as defined in the Agreement). Named executives or other participants will be entitled to severance pay in an amount up to 2.99 times the sum of their most recent base salary plus average bonus for the prior three full years. The severance benefits also include acceleration of vesting of previously granted stock options held as of the date of the change of control. All severance benefits payable under the Agreement will be limited so that no excess parachute payments, as defined in Section 280G of the Internal Revenue Code, will result. A copy of the form of Change of Control Severance Agreement is attached to this report as Exhibit 10.1.

(b) Executive Employment Agreement. On April 17, 2006, the Company and Mark A. Swatek entered into an Executive Employment Agreement, pursuant to which Mr. Swatek will be employed by the Company as its Chief Executive Officer commencing May 15, 2006. The material terms of the Agreement are (i) Term:
     The Agreement is "at will" and does not have any specific term. The Agreement may be terminated on 100 days notice by either party. (ii) Base
     Salary:  $375,000 a year.  (iii)  Bonus:  Target bonus equal to 50% of Base
     Salary with a potential of 100%, in accordance with criteria to be established between the Company and Mr. Swatek for 2006 and pursuant to normal Company procedures thereafter. (iv) Relocation Assistance: Executive will be reimbursed for relocation expenses plus $900,000 paid as follows:
     (a) $100,000 within five days of the effective date in May; (b) $250,000 within 5 days of escrow on his house being opened; (c) $250,000 one week prior to close of escrow; (iv) $300,000 on January 15, 2007. (v) Transition
     Assistance: Executive will be paid expenses involved in commuting to Littleton, Colorado up to two trips a month for himself and his wife, and he will be eligible for temporary housing until he acquires a new residence in the local area. (vi) Grant of Options: Executive will be granted options to purchase 75,000 shares of Company stock under the 2006 Equity Incentive Plan following adoption of the Plan by the stockholders. Those options will vest 50% one year following the date of grant and 50% two years following the date of grant. The options will expire 7 years following the date of grant. (vii) Benefits: Executive will be entitled to all benefits afforded to the senior management employees. A copy of the Agreement is attached to this Report as Exhibit 10.2.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     Mark A. Swatek, 53, will be employed as the Chief Executive Officer of the Company effective May 15, 2006, pursuant to the Executive Employment Agreement referred to in Item 1.01(b). Mr. Swatek has been employed by one or more subsidiaries of MWH Global, Inc., a worldwide engineering, consulting and construction firm that specializes in serving the municipal water and wastewater market. He has served as President (2000-2004) and a member of the Board of Directors (2000-2006) of MWH constructors; as a member of the Board of Directors of MWH Global (2003-2006); as a director of MWH Americas (2005-2006); and as President of MWH State and Local Government operations, the largest operating division of MWH Global, Inc. (2005-2006). There is no arrangement or understanding between Mr. Swatek and any other person pursuant to which he was selected as an officer of the Company. There is no family relationship between Mr. Swatek and any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer of the


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     Company.  Mr. Swatek has held no  directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, as amended. There have been no transactions or series of similar transactions since the beginning of the Company's last fiscal
     year,  or  any  currently   proposed   transaction  or  series  of  similar
     transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $60,000, and in which Mr. Swatek or any member of his immediate family had, or will have, a direct or indirect material interest. The press release announcing Mr. Swatek's employment is furnished as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

       (c)    Exhibits

       10.1 Form of Change of Control Agreement between Southwest Water Company, a Delaware corporation, on the one hand and executive officers to be designated by the Company's Board of Directors on the other hand.

       10.2 Executive Employment Agreement dated April 17, 2006, between Mark A. Swatek and Southwest Water Company.

       99.1   Press Release dated April 18, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                   SOUTHWEST WATER COMPANY


                                                   By:  /s/ Shelley A. Farnham
                                                        ----------------------
                                                   Its: Secretary
                                                        ----------------------

Dated:  April 18, 2006








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